Exhibit 10.10
EXECUTION COPY
THIRD AMENDMENT TO
TERM LOAN AGREEMENT
     THIS THIRD AMENDMENT TO TERM LOAN AGREEMENT (this “Agreement”), dated as of September 10, 2008, is entered into between SPARTECH CORPORATION, a Delaware corporation (the “Company”) and CALYON NEW YORK BRANCH (the “Bank”).
BACKGROUND
     A. The Company and the Bank have heretofore entered into that certain Term Loan Agreement, dated as of February 16, 2005, as amended (the “Loan Agreement”; the terms defined in the Loan Agreement and not otherwise defined herein shall be used herein as defined in the Loan Agreement).
     B. The Company and the Bank desire to amend the Loan Agreement.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Company and the Bank covenant and agree as follows:
     1. AMENDMENTS TO THE LOAN AGREEMENT.
     (a) The definition of “Applicable Margin” in Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:
     “Applicable Margin” means, for any day, 2.25% per annum.
(b) Section 1.1 of the Loan Agreement is further amended by adding the following terms in proper alphabetical order to read as follows:
     “Fixed Charge Coverage Ratio” has the meaning assigned to such term in the Third Amendment.
     “Intercreditor Agreement” has the meaning assigned to such term in the Third Amendment.
     “Security Agreement” has the meaning assigned to such term in the Third Amendment.
     “Third Amendment” means the Third Amendment dated as of the date hereof to the Revolving Credit Agreement.

     (b) Section 2.4 of the Loan Agreement is hereby amended by (i) inserting “(a)” immediately preceding the words “The Term Loan” in the first line thereof and (ii) adding a new clause (b) to read as follows:
     “(b) The Term Loan shall be subject to mandatory prepayment in accordance with the terms of Section 2.04 of the Revolving Credit Agreement, as amended by the Third Amendment.”
     (c) Section 6.10 of the Loan Agreement is hereby amended to read in its entirety as follows:
     “‘Minimum Net Worth’. The Company shall maintain at all times Consolidated Net Worth of not less than the sum of (i) $350,000,000 plus (ii) 50% of Consolidated Net Income for each fiscal quarter beginning with the fiscal quarter ending on April 30, 2006 (excluding any fiscal quarter in which Consolidated Net Income is not positive) plus (iii) 85% of the net proceeds of any equity issued by the Company after January 31, 2006, minus (iv) non-cash impairment charges for goodwill, intangible and fixed assets at such time of determination.”
     (d) Section 6.11 of the Loan Agreement is hereby amended by revising the parenthetical in the first sentence thereof to read as follows: “(excluding Sections 6.13 and 6.14)”.
     (e) Section 7.6 of the Loan Agreement is hereby amended to read in its entirety as follows:
          “‘Leverage Ratio’. The Company shall not permit the Leverage Ratio to exceed (a) 4.35 to 1.00 at any time from and including the Third Amendment Closing Date (as defined in the Third Amendment) through and including the day immediately preceding the last day of the fourth fiscal quarter of fiscal year 2008, (b) 4.25 to 1.00 from and including the last day of the fourth fiscal quarter of fiscal year 2008 through and including the day immediately preceding the last day of the first fiscal quarter of fiscal year 2009, (c) 4.00 to 1.00 from and including the last day of the first fiscal quarter of fiscal year 2009 through and including the day immediately preceding the last day of the third fiscal quarter of fiscal year 2009, (d) 3.75 to 1.00 from and including the last day of the third fiscal quarter of fiscal year 2009 through and including the day immediately preceding the last day of the first fiscal quarter of fiscal year 2010, and (e) 3.50 to 1.00 thereafter.”.
     (f) Sections 7.7, 7.8 and 7.9 of the Loan Agreement are hereby renumbered 7.8, 7.9 and 7.10, respectively, and a new Section 7.7 is hereby added to the Loan Agreement to read as follows:
          “‘Section 7.7. Fixed Charge Coverage Ratio. The Company shall not permit the Fixed Charge Coverage Ratio to be less than (a) 1.50 to 1.00 at the end of any fiscal quarter-end occurring during the period from and including the Third Amendment Closing Date through and including the fourth fiscal quarter of fiscal year 2009, (b) 1.75 to 1.00 at the end of any fiscal quarter-end occurring during the period from and including the first day of the first fiscal quarter of fiscal year 2010 through and including the second fiscal quarter of fiscal year 2010, and (c) 2.25 to 1.00 at the end of any fiscal quarter thereafter.
     (g) The first sentence of Section 7.10 (as renumbered pursuant to the terms of this Agreement) is hereby amended by inserting the parenthetical “(excluding Section 7.20)” immediately following the first reference to the words “Revolving Credit Agreement”.
     (h) Section 8.1 of the Loan Agreement is hereby amended by (i) deleting the word “or” at the end of clause (l), (ii) deleting the period and inserting a semicolon and the word “and” at the end of clause (l) and (iii) inserting a new clause (m) to read as follows:
          “(m) Collateral Documents. Any Collateral Document shall for any reason (other on account of the Collateral Agent’s election not to take possession of or make certain filings or registrations in respect of certain Collateral) fail to create a valid and perfected first priority (subject only to Permitted Liens) in any Collateral purported to be covered thereby, except as permitted by the terms of any Collateral Document.”.
     (i) The proviso and the last sentence of Section 9.1(b) of the Loan Agreement are hereby amended to read in their entirety as follows:
“provided, however, that if the Revolving Credit Agreement is amended to delete therefrom in substance Section 7.06 (Consolidated Net Worth), Section 7.07 (Fixed Charge Coverage Ratio) or Section 7.08 (Leverage Ratio), the foregoing shall not apply to, and no such amendment or amendments shall be required with respect to, Sections 6.10, 7.7 and 7.6 hereof. For the avoidance of doubt, notwithstanding that the Revolving Credit Agreement may no longer contain substantive provisions regarding minimum net worth, minimum fixed charge coverage and maximum leverage, the restrictions contained in Sections 6.10, 7.7 and 7.6 of this Agreement shall continue to apply to the Company.”.
     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Company represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:
     (a) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;
     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;
     (c) (i) the Company has full corporate power and authority to execute and deliver this Agreement and the Security Agreement, (ii) each Granting Party has full legal power and authority to execute, deliver and perform the Security Agreement, (iii) this Agreement, the Security Agreement and the Loan Agreement, as amended hereby, constitute the legal, valid and binding respective obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws, (iv) the Security Agreement constitutes the legal, valid and binding respective obligations of each Granting Party, enforceable against each Granting Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;
     (d) (i) the execution, delivery and performance by the Company of this Agreement, the Security Agreement and the Loan Agreement, as amended hereby, do not and will not conflict with, result in a breach of or constitute a default under any Organization Document of the Company or any Contractual Obligation to which the Company is a party or by which its respective properties may be bound and (ii) the execution, delivery and performance by each Granting Party of the Security Agreement does not and will not conflict with, result in a breach of or constitute a default under any Organization Document of any Granting Party or any Contractual Obligation to which any Granting Party is a party or by which its respective properties may be bound; and
     (e) (i) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Company’s Board of Directors) not previously obtained is required for the execution, delivery or performance by the Company of this Agreement and the Security Agreement and (ii) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person (including any Granting Party’s Board of Directors or similar governing body) not previously obtained is required for the execution, delivery or performance by any Granting Party of the Security Agreement.
     3. CONDITIONS TO EFFECTIVENESS. This Agreement shall be effective as of September ___, 2008, subject to the following:
     (a) the Bank shall have received a counterpart of this Agreement executed by the Company and acknowledged by each Guarantor;
     (b) the representations and warranties set forth in Section 2 of this Agreement shall be true and correct;
     (c) the Bank shall have received copies of (i) the Third Amendment, (ii) the Security Agreement and (iii) the Intercreditor Agreement, in each case, executed by all the parties thereto;
     (d) the Bank shall have received an opinion of the Company’s counsel, in form and substance satisfactory to the Bank, with respect to matters set forth in Sections 2(c), (d) and (e) of this Agreement and with respect to such other matters as requested by the Bank; and
     (e) the Bank shall have received in form and substance satisfactory to it, such other documents and certificates as the Bank shall require.

     4. GUARANTORS ACKNOWLEDGMENT. By signing below, each of the Guarantors (i) acknowledges, consents and agrees to the execution, delivery and performance by the Company of this Agreement, (ii) acknowledges and agrees that its obligations in respect of the Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Agreement or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under the Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, the Guaranty.
     5. REFERENCE TO THE LOAN AGREEMENT.
     (a) Upon the effectiveness of this Agreement, each reference in the Loan Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Loan Agreement, as affected and amended by this Agreement.
     (b) The Loan Agreement, as amended by this Agreement, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
     6. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Agreement, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Bank by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
     7. GOVERNING LAW; BINDING EFFECT. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement shall be binding upon all parties hereto and their respective successors and assigns.
     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY AND THE BANK CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY AND THE BANK IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY AND THE BANK EACH WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

     8. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
     9. WAIVER OF JURY TRIAL. THE COMPANY AND THE BANK EACH WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY AND THE BANK EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.
     10. ENTIRE AGREEMENT. The Loan Agreement, as amended by this Agreement, together with the other Loan Documents, embodies the entire agreement and understanding between the Company and the Bank, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, this Agreement is executed as of the date first set forth above.

SPARTECH CORPORATION

By:
Name:	Randy C. Martin
Title:	Executive Vice President and Chief Financial Officer

CALYON NEW YORK BRANCH

By:
Name:	Blake Wright
Title:	Managing Director

By:
Name: Title:	Joseph Philbin Director

ACKNOWLEDGED AND AGREED TO:
ATLAS ALCHEM PLASTICS, INC.
ALCHEM PLASTICS CORPORATION
ALCHEM PLASTICS, INC.
SPARTECH PLASTICS, LLC

By:	Spartech Corporation, its sole member
POLYMER EXTRUDED PRODUCTS, INC.
SPARTECH POLYCAST, INC.
SPARTECH TOWNSEND, INC.
SPARTECH INDUSTRIES FLORIDA, INC.
SPARTECH POLYCOM, INC.
FRANKLIN-BURLINGTON PLASTICS, INC.
SPARTECH INDUSTRIES, INC.
ANJAC-DORON PLASTICS, INC.
SPARTECH CMD, LLC

By:	Spartech Corporation, its sole member
SPARTECH FCD, LLC

By:	Polymer Extruded Products, Inc., its sole member
SPARTECH SPD, LLC

By:	Spartech Corporation, its sole member
SPARTECH MEXICO HOLDING COMPANY
SPARTECH MEXICO HOLDING COMPANY TWO
SPARTECH MEXICO HOLDINGS, LLC

By:	Spartech Mexico Holding Company, its sole member
CREATIVE FORMING, INC.
SPARTECH POLYCOM (TEXAS), INC.
ALSHIN TIRE CORPORATION
X-CORE, LLC

By:	Spartech Industries, Inc., its sole member

By:
Randy C. Martin
Vice President for all of the above